                                                                   EXHIBIT 10.50

                              TERMINATION AGREEMENT

         This Termination Agreement (this "Agreement") is signed in 27 November, 2003 between the following two parties.

PARTY A:          LINKTONE LTD.
ADDRESS:          Cayman Islands, British West Indies

PARTY B:          Li Dong
ADDRESS:          No.50 Lane 690 Changzhi East road Hongkou District, Shanghai

         1.WHEREAS, Party A and Party B executed an equity pledge agreement (the "Equity Pledge Agreement ") in January 16th, 2002.

         2.WHEREAS, Party A and Party B intent to terminate the Equity Pledge Agreement.

         NOW THEREFORE, both parties agree as follows:

1. Party A and Party B agree to terminate the Equity Pledge Agreement and the Equity Pledge Agreement shall terminate automatically upon this Agreement coming into effect.

2. Rights and obligations of Party A and Party B under the Equity Pledge Agreement shall terminate upon the termination of such contract.

3.       This Agreement shall be effective as of the date of execution.

4. This Agreement shall be governed by the laws of People's Republic of China.

5.       This Agreement is made in duplicate and each party shall keep one.

PARTY A: LINKTONE LTD.

Representative: /s/ Jun Wu

PARTY B: /s/ Li Dong

                                       1